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                                                                      EXHIBIT 21


                             U.S. HEALTHCARE, INC.
                                  SUBSIDIARIES

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                                                                                                  STATE OF
                                                                                                INCORPORATION
                                                                                                -------------

United States Health Care Systems of Pennsylvania, Inc.,
  d/b/a The Health Maintenance Organization of Pennsylvania and also U.S. Healthcare  .         Pennsylvania
Health Maintenance Organization of New Jersey, Inc. also d/b/a U.S. Healthcare  . . . .         New Jersey
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         New York
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Connecticut
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Massachusetts
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Maryland
U.S. Healthcare, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Virginia
U.S. Healthcare of New Hampshire, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .         New Hampshire
U.S. Healthcare of Georgia, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .         Georgia
Advent HMO Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         North Dakota
U.S. Healthcare Dental Plan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
U.S. Healthcare Dental Plan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .         New Jersey
U.S. Healthcare Dental Plan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
U.S. Health Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         New York
U.S. Health Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Connecticut
Corporate Health Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . .         Minnesota
United States Home Health Care Systems, Inc.  . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
United States Physicians Care Systems, Inc. . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
U.S. Healthcare Properties, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
U.S. Healthcare Financial Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Primary Investments, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Primary Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
U.S. Health Aviation Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
Advent Financial Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
U.S. Healthcare Advantage, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Advent Investments, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Independent Investments, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Corporate Health Administrators, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
Managed Care Coordinators, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
U.S. Mental Health Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
U.S. Quality Algorithms, Inc. d/b/a USQA  . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
Workers Comp Advantage, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
Healthcare Data Interchange Corporation . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
Orion Computer Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Pennsylvania
Criterion Communications, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
USHC Management Services Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware

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